SUPPLEMENT TO THE PROSPECTUSES AND SUMMARY PROSPECTUSES
OF ALLSPRING MULTI-ASSET FUNDS
For the Allspring Asset Allocation Fund  (the “Fund”)
At a meeting held on May 28-30, 2024, the Board of Trustees of the Fund approved the following change, effective on or about June 17, 2024:
In the sections entitled “Asset Allocation Fund Summary” and “Details About the Funds - Asset Allocation Fund,” the “Range” indicated in the Portfolio Asset Allocation table for the Tactical Asset Allocation Overlay is deleted.

May 31, 2024	SUP4706 05-24